UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2018

1347 PROPERTY INSURANCE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36366	46-1119100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1511 N. Westshore Blvd., Suite 870, Tampa, FL 33607

(Address of principal executive offices, including Zip Code)

(813) 579-6213

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark weather the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 28, 2018, 1347 Property Insurance Holdings, Inc. (the “Company”) filed a Certificate of Elimination to its Third Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware eliminating from the Certificate of Incorporation all matters set forth in the Certificate of Designations with respect to the Company’s Series B Preferred Stock. No shares of the Series B Preferred Stock are outstanding and none will be issued subject to its Certificate of Designations. All shares that were designated as Series B Preferred Stock have been returned to the status of authorized but unissued shares of preferred stock of the Company, without designation as to series. A copy of the Certificate of Elimination is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 8.01	Other Items.

Completion of Offering

On February 28, 2018, the Company issued a press release announcing the completion of its underwritten public offering (the “Offering”) of 640,000 shares of the Company’s new series of preferred stock designated as 8.00% Cumulative Preferred Stock, Series A, par value $25.00 per share (the “Preferred Stock”). In addition, the Company granted the underwriters a 30-day over-allotment option to purchase up to an additional 96,000 shares of Preferred Stock. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Completion of Repurchase of Series B Preferred Stock

On February 28, 2018, the Company completed the previously announced repurchase of the 60,000 shares of Series B Preferred Stock from IWS Acquisition Corporation, which represented all of the outstanding shares of Series B Preferred Stock. The Company used $1.5 million of the net proceeds from the Offering to complete the repurchase of the shares.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Certificate of Elimination of 1347 Property Insurance Holdings, Inc.

99.1	Press Release, dated February 28, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2018

1347 PROPERTY INSURANCE HOLDINGS, INC.

By:	/s/ John S. Hill
John S. Hill
Vice President, Chief Financial Officer and Secretary